UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 11, 2019

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)
(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2019, Sharon A. Decker was elected to the board of directors (the “Board”) of Culp, Inc. (the “Company”).  Ms. Decker was appointed by the current members of the Board to fill a vacancy created by the death of Robert G. Culp, III in December 2018.  Ms. Decker’s term on the Board commenced on March 6, 2019, and will expire at the next annual meeting of shareholders or when her successor has been elected and qualified.  In connection with the election to the Board, Ms. Decker has been appointed to the Board’s Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Ms. Decker is Chief Operating Officer of Tryon Equestrian Partners, an investment group responsible for the development and operation of a premiere sports complex and resort in western North Carolina. Ms. Decker currently serves on the board of directors of Coca-Cola Consolidated, Inc., and has also served on the boards of Family Dollar Stores, Inc., SCANA Corporation, and Public Service Company of North Carolina, Inc., a subsidiary of SCANA Corp.  A press release issued by the Company on March 6, 2019 to disclose the election of Ms. Decker is included in this filing as Exhibit 99.1.  The contents of Exhibit 99.1 are furnished for information only, and are not deemed “filed” for purposes of the Securities Exchange Act of 1934.

Ms. Decker will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s 10-Q filed with the U.S. Securities and Exchange Commission on March 8, 2019.  There is no arrangement or understanding between Ms. Decker and any other person relating to her election to the Board.  Ms. Decker does not have any relationship and has not entered into any transaction that would be reportable under Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

            Exhibit 99.1 – Press Release dated March 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

	By:	/s/ Ashley Durbin
VP, General Counsel and Corporate Secretary

Dated: March 11, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated March 6, 2019

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